UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21903

Nuveen Global Value Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Potential for a High Level of Total Return from a Diversified Global
Portfolio Primarily Invested in Equity and Debt Securities.

Annual Report

December 31, 2012

Nuveen Global Value
Opportunities Fund

JGV

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Distribution and Price Information	11
Performance Overview	13
Report of Independent Registered Public Accounting Firm	14
Portfolio of Investments	15
Statement of Assets & Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Board Members & Officers	38
Glossary of Terms Used in this Report	43
Additional Fund Information	47

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Global Value Opportunities Fund (JGV)

The Fund's investment portfolio is managed by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments. Effective April 1, 2012, Michael Hart, CFA and Ariane Mahler were named portfolio managers of the Fund, and David Iben no longer serves as portfolio manager.

During the reporting period, Tradewinds announced that Dave Iben, Co-President and Chief Investment Officer of Tradewinds, decided to leave the firm during the second calendar quarter. Emily Alejos and Drew Thelen, CFA, assumed investment leadership and oversight responsibilities, serving as Co-Chief Investment Officers for Tradewinds.

The portfolio manager change did not result in any changes to the principles followed in managing the Fund's investments. These principles are designed to create portfolios built of companies with sustainable franchises which we believe to be trading at a discount to their intrinsic worth. The characteristics of the Fund's portfolios tend to differ significantly from those of its benchmarks, given the bottom-up nature of the process. The Fund generally underperformed its benchmarks by a wide margin during the reporting period. Because of widespread fear driven by economic uncertainty, investors during the period were more focused on buying companies with strong short term earnings visibility, even if those companies were trading at elevated valuation levels, rather than those companies we believe offer good long term prospects and are undervalued in the market place. Notwithstanding the resulting poor performance of our investment strategies over the period, we remain committed to our long held value philosophy and research-centric process. We constantly reassess our holdings to determine sustainability of their business franchises, so we believe our companies have defensible market positions that will allow us to maintain our investment in them to a time when their compelling characteristics become more broadly accepted.

Here the portfolio managers discuss the general market conditions, their management strategy and performance of the Fund for the twelve-month period ending December 31, 2012.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels"

Nuveen Investments

until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

Over the past year, equity investment performance was largely defined by exposure to companies benefiting from momentum, with little regard for price or value. Indeed, 2012 was the first year since 1979 that the S&P 500® Index never entered negative returns on a year-to-date basis. Similarly, the MSCI All Country World Index had only three trading days of negative year-to-date returns, which we found remarkable given a disrupted Europe, a lackluster Japan and a slowing China.

The year was characterized by stress and high volatility, caused in large part by the European debt situation. This situation highlighted the challenges that exist in many developed countries, challenges of high levels of indebtedness, sluggish economic growth and aging populations. To combat this financial stress which overwhelmed capital markets during the first half of 2012, governments and their central bankers loosened monetary policies, implemented bond buying programs to calm debt markets and pursued expansionary fiscal policies.

In our view, this environment was positive for certain assets, particularly the equities of companies that met or exceeded earnings expectations. We believe large portions of the market were left ignored, however, which severely discounted even select high quality assets like those owned by the businesses we favor. Considering the promises of

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Since inception returns are from 7/24/06.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes and Benchmarks are not available for direct investment.

relatively unlimited liquidity from multiple global central banks, we are happy to own these firms even in difficult short-term environments in a considered effort to help protect and build long-term purchasing power.

What key strategies were used to manage the Fund during this reporting period?

The Fund seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and by opportunistically using leverage, primarily via writing (selling) options and shorting a small position in equities.

Under normal circumstances, the Fund will invest approximately 80% of its managed assets in equities and the remainder in debt. This mix will be actively managed based on market conditions, and the portfolio can range from substantially all equity to substantially all debt as circumstances warrant. Our basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling at levels that we believe are below their intrinsic value.

During the period, our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value, maintaining a disciplined and opportunistic investing approach in this unique environment. We found the best value opportunities in the securities of those businesses that were the most leveraged to the growth of the global economy. We continued to focus on the materials, food, agriculture and energy sectors, which benefited from increased global demand, while we remained significantly underweight in the financials sector. During the period we maintained both our long and short equity exposures, and continued to write covered calls on select long equity positions to enhance yield and expected total return.

How did the Fund perform during this twelve-month reporting period ended December 31, 2012?

The performance of the Fund, as well as for a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/12

	1-Year	5-Year	Since Inception*
JGV	2.03%	3.83%	5.41%
Comparative Benchmark**	14.94%	1.20%	4.66%
MSCI All Country World Index**	16.80%	-0.61%	3.70%

For the twelve-month period ended December 31, 2012, the Fund generated positive absolute returns but underperformed its comparative benchmark and the MSCI All Country World Index.

This reporting period was a particularly challenging year for JGV. The Fund's bottom-up, fundamental value style was out of favor for much of the period, and this difficulty was

Nuveen Investments

compounded by the March announcement that the Fund's portfolio manager would be departing from Tradewinds. That announcement triggered a high degree of selling pressure on many of the Fund's holdings through May, and we believe opportunistic shorting by other investors likely added to those pressures.

Utilities and materials holdings led the Fund's net asset value (NAV) underperformance relative to the 80% MSCI ACWI/15% Barclays U.S. Aggregate Bond Index/5% Barclays U.S. High Yield Index benchmark during the period. These results were driven by company specific headwinds and gold price weakness, respectively. Country allocation effects were largely driven by the sector and industry detraction described above. This was exemplified in the United States, Brazil and Russia with detraction being led by utilities companies, and Canada detraction being led by gold mining companies. All four of these countries were top sources of annual underperformance. Positive contribution from companies domiciled in Italy and India, particularly, offered light offsetting effects.

Major Brazilian electric utility Centrais Elétricas Brasileiras SA (Eletrobrás) was the top relative detractor during the period. The Brazilian government, in an attempt to drive down electricity costs, made an unprecedented move by proposing uneconomic concessions for mandated tariffs to major electricity suppliers. Investors appeared to perceive the measure as endangering Eletrobras' profitability, with the possibility of impairing assets, resulting in a partial sell-off of the stock during the last quarter of the year.

Électricité De France SA (EDF), the world's largest nuclear utility, was another detracting holding on a relative basis. The company has suffered from lower increases in retail tariffs than have been seen in the past. We continue to believe that EDF's market position is underappreciated, as the company enjoys a virtual monopoly in France. Despite disappointing tariff increases in the short-term, we believe EDF is poised to belie long-term pessimism.

Gold mining firm Turquoise Hill Resources Ltd. (formerly Ivanhoe Mines Ltd.) was a major source of relative detraction in the materials sector. The company's primary asset is the Oyu Tolgoi project in Mongolia, the world's largest undeveloped copper/gold resource. After five years of negotiations, Ivanhoe seemed to come to a taxation and regulation agreement with the Mongolian government regarding Oyu Tolgoi in October of 2009. However, the government began to demand a larger stake thereafter, and this negotiating position has periodically threatened to delay or derail the project. These political uncertainties combined with range-bound spot gold prices caused stock price declines for the company over the year.

Major gold producer Barrick Gold Corp. was another leading relative detractor in the materials sector. Barrick disappointed investors in November by reporting a higher-than-expected capital expenditure estimate for its Pascua-Lama project in Argentina. As with many of its peers, Barrick continues to underperform gold spot prices, which in turn have been weak for long periods within the year. Though these companies have had to grapple with increased costs and lower production, we believe they represent compelling values at current multiples. This is particularly the case considering the various signs of their improving capital discipline, including senior management personnel changes across the industry.

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Downward pressures were mitigated by various appreciating holdings, including Nexen Incorporated, the Fund's top contributor to performance. Nexen is an oil and gas company based in Canada. The company has operations around the world, including the North Sea in Europe, offshore West Africa, the Gulf of Mexico and Western Canada. In July, China's CNOOC Limited proposed to purchase Nexen for $15.1 billion in value. If completed, this deal promises to be the largest overseas acquisition ever made by a Chinese company. The proposed purchase price represented over a 60% premium to Nexen's stock price before the bid was announced. Nexen shareholders have approved the deal which is expected to complete in the first quarter of 2013 at the earliest.

The Fund's overall short equity position detracted slightly from performance for the period. Amongst this group, Chipotle Mexican Grill Incorporated contributed most to absolute performance; however, its gains were more than offset by the position in Salesforce.com Incorporated. Our covered call writing strategy contributed to the Fund's performance. During this period we also held a put option on a single stock to benefit in the event its price declined which had a slightly negative impact on performance.

The Fund's fixed income positions contributed positively to performance during the period. Bond yields remained at relatively low levels and the Fund's fixed income contributions came in the form of individual selections. While overall fixed income exposure did not change much, a slight corporate bond exposure increase was offset by a slight decrease in asset-backed securities, and by the sales of a structured note and an emerging market government bond. As spreads have tightened considerably since March 2009, it continues to be difficult to find value opportunities in this asset class.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

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Call Option Risks. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Value Stock Risks. Value stocks are securities that the manager believes to be undervalued, or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Currency Risk. Changes in exchange rates will affect the value of a Fund's investments.

Warrants and Rights Risks. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

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Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Fund's quarterly distribution to shareholders decreased in June and again in December. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

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***  The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2012 through December 31, 2008 or for the tax year ended December 31, 2006.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the year ended December 31, 2012. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 12/31/12	JGV
Inception date	7/24/06
Fiscal year (calendar year) ended December 31, 2012:
Per share distribution:
From net investment income	$0.49
From long-term capital gains	0.00
From short-term capital gains	0.33
Return of capital	0.45
Total per share distribution	$1.27
Distribution rate on NAV	7.96%
Average annual total returns:
Excluding retained gain tax credit/refund***:
1-Year on NAV	2.03%
5-Year on NAV	3.83%
Since inception on NAV	5.41%
Including retained gain tax credit/refund***:
1-Year on NAV	2.03%
5-Year on NAV	3.83%
Since inception on NAV	5.53%

Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Fund's open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired 191,600 shares, representing approximately 1.0% of its shares outstanding.

During the current reporting period, the Fund repurchased and retired 2,500 of its shares at a weighted average price and weighted average discount per share of $13.40 and -12.53%, respectively.

As of December 31, 2012, the Fund's share price was trading at a -6.58% discount to its NAV, compared with an average discount of -6.66% for the entire twelve-month period.

Nuveen Investments

JGV

Performance

OVERVIEW

Nuveen Global Value Opportunities Fund

  December 31, 2012

Portfolio Allocation (as a % of total investments)2,4

2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund's Performance Overview Page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2  Excluding common stocks sold short and investments in derivatives.

3  As previously explained in the Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2012 through December 31, 2008 or for the tax year ended December 31, 2006.

4  Holdings are subject to change.

5  Rounds to less than 0.1%

Fund Snapshot

Share Price	$14.91
Net Asset Value (NAV)	$15.96
Premium/(Discount) to NAV	-6.58%
Current Distribution Rate[1]	7.78%
Net Assets ($000)	$306,591

Average Annual Total Returns

(Inception 7/24/06)

	On Share Price	On NAV
1-Year	-3.29%	2.03%
5-Year	4.64%	3.83%
Since Inception	4.16%	5.41%

Average Annual Total Returns3

(Including retained gain tax credit/refund)

	On Share Price	On NAV
1-Year	-3.29%	2.03%
5-Year	4.64%	3.83%
Since Inception	4.29%	5.53%

Country Allocation

(as a % of total investments)2,4

United States	25.9%
Canada	13.3%
France	9.2%
Italy	6.3%
Japan	5.3%
South Africa	4.4%
Russia	4.3%
Egypt	3.7%
Brazil	2.9%
India	2.8%
United Kingdom	2.4%
Switzerland	2.3%
Finland	2.2%
Portugal	1.8%
Hong Kong	1.4%
Venezuela	1.3%
Luxembourg	1.3%
Australia	1.2%
Ukraine	1.1%
Mexico	1.1%
Belgium	1.0%
Other	4.8%

Portfolio Composition

(as a % of total investments)2,4

Metals & Mining	17.8%
Oil, Gas & Consumable Fuels	15.3%
Electric Utilities	11.5%
Diversified Telecommunication Services	6.4%
Wireless Telecommunication Services	6.0%
Communications Equipment	5.0%
Food Products	4.1%
Capital Markets	3.5%
Aerospace & Defense	3.5%
Commercial Banks	2.6%
Construction Materials	2.4%
Residentials	2.1%
Short-Term Investments	1.9%
Other	17.9%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Global Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (hereinafter referred to as the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2013

Nuveen Investments

JGV

Nuveen Global Value Opportunities Fund

Portfolio of Investments

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 83.4%
	Aerospace & Defense – 3.5%
990,000	Finmeccanica SPA, (3)	$5,729,337
140,850	Thales S.A., (3)	4,907,583
	Total Aerospace & Defense	10,636,920
	Capital Markets – 3.6%
175,000	Credit Suisse Group, Sponsored ADR	4,298,000
1,333,437	EFG-Hermes Holdings SAE	2,310,452
525,000	GP Investments Ltd, BDR	1,353,846
139,000	Guoco Group Ltd, (3)	1,683,850
235,000	Uranium Participation Corporation	1,275,762
	Total Capital Markets	10,921,910
	Commercial Banks – 2.1%
650,000	Bank Leumi le-Israel B.M.	2,204,806
1,180,000	Sumitomo Mitsui Trust Holdings Incorporated, (3)	4,157,502
	Total Commercial Banks	6,362,308
	Communications Equipment – 1.7%
1,305,000	Nokia Corporation, Sponsored ADR	5,154,750
	Construction Materials – 1.4%
929,000	Asia Cement China Holdings Corporation, (3)	466,422
1,533,000	India Cements Limited, GDR, Reg S, 144A, (3)	2,587,016
5,214,000	Luks Group Vietnam Holdings Company Limited, (3)	1,198,689
	Total Construction Materials	4,252,127
	Diversified Telecommunication Services – 6.4%
104,000	Belgacom S.A., (3)	3,058,802
117,500	Nippon Telegraph and Telephone Corporation, ADR	2,471,025
575,000	Singapore Telecommunications Limited, (3)	1,562,278
1,394,920	Telecom Egypt SAE	3,099,091
8,200,000	Telecom Italia S.p.A., WI/DD, (3)	6,526,293
650,000	Telkom S.A. Ltd, (3)	1,295,971
76,000	Vivendi S.A., (3)	1,718,811
	Total Diversified Telecommunication Services	19,732,271
	Electric Utilities – 11.6%
383,542	Centrais Eletricas Brasileiras S.A. PFD B ADR	1,921,545
36,306	Centrais Eletricas Brasileiras S.A., ADR	113,275
636,000	Centrais Eletricas Brasileiras S.A., Class B	3,255,326
475,003	Centrais Eletricas Brasileiras S.A.	1,468,507
1,800,000	EDP-Energias de Portugal, S.A., (3)	5,475,212
553,000	Electricite de France S.A., (3)	10,247,369
239,000	Exelon Corporation	7,107,860
124,400	Korea Electric Power Corporation, Sponsored ADR	1,737,868
1,777,000	RusHydro, GDR, (3)	4,217,601
	Total Electric Utilities	35,544,563

Nuveen Investments

JGV

Nuveen Global Value Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Electrical Equipment – 0.4%
72,390	Areva S.A., (3)	$1,236,243
	Energy Equipment & Services – 1.1%
308,000	Weatherford International Ltd, (2)	3,446,520
	Food Products – 3.5%
98,000	Archer-Daniels-Midland Company	2,684,220
48,800	BrasilAgro Companhia Brasileira de Propriedades Agricolas	238,339
190,000	Smithfield Foods, Inc.	4,098,300
191,000	Tyson Foods, Inc., Class A	3,705,400
	Total Food Products	10,726,259
	Health Care Providers & Services – 0.8%
68,000	Health Net Inc., (2)	1,652,400
97,400	Profarma Distribuidora de Produtos Farmaceuticos S.A.	689,768
	Total Health Care Providers & Services	2,342,168
	Health Care Technology – 0.5%
170,000	Allscripts Healthcare Solutions Inc., (2)	1,601,400
	Hotels, Restaurants & Leisure – 0.9%
201,000	Orascom Development Holding AG	2,779,916
	Household Durables – 1.1%
868,000	Oriental Weavers Group	3,411,950
	Insurance – 1.5%
92,331	American International Group, (2)	3,259,284
70,000	MS&AD Insurance Group Holdings, Inc., (3)	1,396,988
	Total Insurance	4,656,272
	Leisure Equipment & Products – 0.2%
16,600	Sankyo Company Ltd, (3)	658,687
	Marine – 0.8%
120,000	Stolt-Nielsen Limited	2,483,019
	Metals & Mining – 16.7%
71,000	AngloGold Ashanti Limited, Sponsored ADR	2,227,270
337,500	Barrick Gold Corporation	11,815,877
239,815	Eastern Platinum Limited	39,780
38,320	First Uranium Corporation	2,504
195,000	Gold Fields Limited, Sponsored ADR	2,435,550
330,000	Impala Platinum Holdings Limited, (3)	6,599,709
748,000	Kinross Gold Corporation	7,270,560
160,000	Newcrest Mining Limited, (3)	3,742,828
100,000	Newmont Mining Corporation	4,644,000
540,000	NovaGold Resources Inc., (2)	2,435,400
1,191,000	Polyus Gold International Limited, (3)	4,009,867
654,717	Turquoise Hill Resources Limited	4,982,396
6,150,387	Village Main Reef Limited, (3)	902,266
	Total Metals & Mining	51,108,007
	Oil, Gas & Consumable Fuels – 12.5%
477,000	Arch Coal Inc.	3,491,640
515,000	Cameco Corporation	10,155,800

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
160,000	Chesapeake Energy Corporation	$2,659,200
428,439	ERG S.P.A., (3)	4,356,328
2,145	Gazprom OAO, Sponsored ADR, (3)	20,871
529,800	Gazprom OAO, Sponsored GDR, (3)	5,120,751
74,000	Hess Corporation	3,919,040
15,168	Niko Resources Limited	162,400
105,000	Peabody Energy Corporation	2,794,050
10,423,000	PT Medco Energi Internasional TBK, (3)	1,772,127
121,500	Suncor Energy, Inc.	4,007,070
	Total Oil, Gas & Consumable Fuels	38,459,277
	Paper & Forest Products – 0.6%
245,000	Stora Enso Oyj, Class R Shares, (3)	1,714,854
	Pharmaceuticals – 1.3%
7,352	EGIS Pharmaceuticals PLC, (3)	586,674
60,433	Ipsen S.A., (3)	1,823,275
2,975,000	United Laboratories International Holdings Ltd, (3)	1,439,183
	Total Pharmaceuticals	3,849,132
	Real Estate Management & Development – 0.8%
13,205	Cresud S.A., Sponsored ADR	109,866
980,000	Emaar Properties PJSC, (3)	1,012,463
108,623	Solidere, GDR, 144A, (3)	1,412,099
	Total Real Estate Management & Development	2,534,428
	Road & Rail – 1.7%
44,200	East Japan Railway Company, (3)	2,858,154
64,000	West Japan Railway Company, (3)	2,521,385
	Total Road & Rail	5,379,539
	Semiconductors & Equipment – 1.4%
211,000	Intel Corporation	4,352,930
	Software – 1.0%
110,000	Microsoft Corporation	2,940,300
	Specialty Retail – 1.1%
285,000	Best Buy Co., Inc.	3,377,250
	Textiles, Apparel & Luxury Goods – 0.0%
2,506,000	China Hongxing Sports Limited, (4)	14,750
	Tobacco – 0.9%
170,000	Eastern Tobacco Co.	2,672,956
	Wireless Telecommunication Services – 4.3%
1,045,000	Bharti AirTel Limited, (3)	6,099,567
24,900	Millicom International Cellular S.A., (3)	2,161,343
1,470	NTT Docomo, Inc., (3)	2,119,035
143,000	TIM Participacoes S.A., ADR	2,834,260
	Total Wireless Telecommunication Services	13,214,205
	Total Common Stocks (cost $292,951,015)	255,564,911

Nuveen Investments

JGV

Nuveen Global Value Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Mortgage-Backed Securities – 2.1%
		Residentials – 2.1%
$12,749		Fannie Mae Guaranteed REMIC Pass Through Certificates, Series 2011-16, (I/O)	4.000%	3/25/26	Aaa	$869,382
6,630		Fannie Mae Mortgage Interest Strips, Series 345-17, (I/O)	4.500%	5/01/20	Aaa	451,991
84		Fannie Mae Mortgage Pool 100195	2.703%	8/20/22	Aaa	84,441
52		Fannie Mae Mortgage Pool 713939	2.295%	4/01/33	Aaa	54,652
14		Fannie Mae Mortgage Pool 708743	2.285%	6/01/33	Aaa	14,792
108		Fannie Mae Mortgage Pool 776486	2.300%	3/01/34	Aaa	114,748
393		Fannie Mae Mortgage Pool 816594	2.287%	2/01/35	Aaa	416,642
1,607		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates Series 2011-81, (I/O)	3.500%	8/25/26	Aaa	180,235
270		Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI, (I/O)	4.500%	5/25/19	Aaa	9,384
643		Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool FH 780184	2.377%	1/01/33	Aaa	684,426
45		Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780284	2.453%	2/01/33	Aaa	45,050
—	(10)	Federal Home Loan Mortgage Corporation, Mortgage Pool 2640, (I/O)	4.500%	8/15/17	Aaa	—
124		Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class KI, (I/O)	4.500%	2/15/19	Aaa	3,396
296		Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI, (I/O)	4.500%	1/15/19	Aaa	10,438
121		Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2627 JI, (I/O)	4.500%	5/15/18	Aaa	8,062
45		Federal Home Loan Mortgage Corporation, Pool 789045	2.375%	2/01/32	Aaa	46,613
12,219		Federal Home Loan Mortgage Corporation, REMIC, Series 3766, (I/O)	3.500%	11/15/20	Aaa	989,421
8,587		Federal Home Loan Mortgage Corporation, REMIC, Series 3879, (I/O)	3.500%	3/15/26	Aaa	768,018
1,363		Federal Home Loan Mortgage Corporation, REMIC, Series 3906, Class EI, (I/O)	3.500%	5/15/26	Aaa	153,733
2,776		Freddie Mac Multiclass Certificates, Series 3804, (I/O)	3.500%	2/15/25	Aaa	190,548
2,944		Freddie Mac Multiclass Certificates, Series 3855, (I/O)	3.500%	1/15/25	Aaa	175,109
1,040		GNMA Mortgage Pool G2 81832	2.000%	1/20/37	Aaa	1,080,968
52,110		Total Residentials				6,352,049
$52,110		Total Mortgage-Backed Securities (cost $7,989,656)				6,352,049
Shares		Description (1)	Coupon		Ratings (5)	Value
		Convertible Preferred Securities – 1.3%
		Communications Equipment – 1.3%
4,800		Lucent Technologies Capital Trust I	7.750%		CCC	$3,960,000
		Total Convertible Preferred Securities (cost $2,911,198)				3,960,000
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Convertible Bonds – 4.1%
		Biotechnology – 1.0%
$4,200		Dendreon Corporation, Convertible Bond	2.875%	1/15/16	N/R	$3,171,000
		Communications Equipment – 2.1%
6,250		Lucent Technologies Inc., Series B	2.750%	6/15/25	CCC+	6,273,437
		Metals & Mining – 0.1%
192		First Uranium Corporation, Reg S, (4), (6)	4.250%	10/29/49	N/R	128,723
		Oil, Gas & Consumable Fuels – 0.9%
1,400		Magnolia Finance, Convertible to MOL Hungarian Oil & Gas	4.000%	12/31/49	B+	1,313,879
3,950		USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	1,501,000
5,350		Total Oil, Gas & Consumable Fuels				2,814,879
$15,992		Total Convertible Bonds (cost $14,186,332)				12,388,039

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Corporate Bonds – 7.0%
	Commercial Banks – 0.5%
$900	The State Export-Import Bank of the Ukraine, Loan Participations, Series 2010, Reg S	8.375%	4/27/15	B	$893,250
900	Ukraine Export-Import Bank Loan Participation with Credit Suisse International	8.400%	2/09/16	Caa1	738,000
1,800	Total Commercial Banks				1,631,250
	Construction Materials – 1.1%
1,300	C10 Capital (SPV) Limited, 144A	6.722%	N/A (7)	B+	1,001,000
3,650	Cemex C5 Capitol (SPV) Limited, Series 2006, 144A	0.349%	N/A (7)	B+	2,281,250
4,950	Total Construction Materials				3,282,250
	Food Products – 0.6%
1,800	MHP S.A., 144A	10.250%	4/29/15	B	1,894,500
	Metals & Mining – 1.2%
4,400	Banro Corporation, 144A	10.000%	3/01/17	N/R	3,652,000
	Oil, Gas & Consumable Fuels – 1.9%
1,540	Arch Coal Inc.	8.750%	8/01/16	B	1,601,600
4,500	Petroleos de Venezuela S.A.	5.000%	10/28/15	B+	4,128,750
6,040	Total Oil, Gas & Consumable Fuels				5,730,350
	Wireless Telecommunication Services – 1.7%
7,100	NII Capital Corporation	7.625%	4/01/21	B2	5,378,250
$26,090	Total Corporate Bonds (cost $21,501,988)				21,568,600
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Sovereign Debt – 0.7%
	Argentina – 0.7%
$3,000	Province of Buenos Aires, 144A	10.875%	1/26/21	B-	$2,220,000
	Total Sovereign Debt (cost $2,881,370)				2,220,000
Shares	Description (1)				Value
	Warrants – 0.0%
	Metals & Mining – 0.0%
89,280	Banro Corporation, 144A, (3)				$25,891
	Total Warrants (cost $–)				25,891
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 1.9%
$5,917	Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $5,916,667, collateralized by $5,790,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $6,038,709	0.010%	1/02/13		$5,916,664
	Total Short-Term Investments (cost $5,916,664)				5,916,664
	Total Investments (cost $348,338,223) – 100.5%				307,996,154

Nuveen Investments

JGV

Nuveen Global Value Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Common Stocks Sold Short – (3.6)%
	Chemicals – (0.6)%
(24,500)	Sigma-Aldrich Corporation	$(1,802,710)
	Hotels, Restaurants & Leisure – (2.1)%
(4,400)	Chipotle Mexican Grill, Inc.	(1,308,824)
(20,700)	Panera Bread Company, Class A, (2)	(3,287,781)
(36,500)	Starbucks Corporation	(1,957,130)
	Total Hotels, Restaurants & Leisure	(6,553,735)
	Software – (0.5)%
(8,300)	Salesforce.com, Inc., (2)	(1,395,230)
	Textiles, Apparel & Luxury Goods – (0.4)%
(16,500)	Lululemon Athletica Inc.	(1,257,795)
	Total Common Stocks Sold Short (proceeds $6,784,423)	(11,009,470)
	Other Assets Less Liabilities – 3.1% (8)	9,604,763
	Net Assets – 100%	$306,591,447

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (9)	Expiration Date	Strike Price	Value (8)
	Call Options Written – (0.8)%
(1,700)	Allscripts Healthcare Solutions Inc.	$(1,700,000)	6/22/13	$10.0	$(165,750)
(700)	American International Group	(2,450,000)	1/19/13	35.0	(77,000)
(223)	American International Group	(825,100)	5/18/13	37.0	(48,726)
(2,385)	Arch Coal Inc.	(2,146,500)	1/19/13	9.0	(8,348)
(615)	Best Buy Co., Inc.	(1,168,500)	1/19/13	19.0	(922)
(615)	Best Buy Co., Inc.	(1,230,000)	1/19/13	20.0	(307)
(1,600)	Chesapeake Energy Corporation	(3,520,000)	1/19/13	22.0	(2,400)
(680)	Health Net Inc.	(1,700,000)	4/20/13	25.0	(142,800)
(740)	Hess Corporation	(3,885,000)	5/18/13	52.5	(344,100)
(3,230)	Kinross Gold Corporation	(3,553,000)	5/18/13	11.0	(161,500)
(500)	Newmont Mining Corporation	(2,875,000)	1/19/13	57.5	(1,500)
(6,525)	Nokia Corporation, ADR	(1,957,500)	4/20/13	3.0	(714,488)
(525)	Peabody Energy Corporation	(1,522,500)	1/19/13	29.0	(13,650)
(950)	Smithfield Foods, Inc.	(1,900,000)	1/19/13	20.0	(168,625)
(950)	Smithfield Foods, Inc.	(2,137,500)	1/19/13	22.5	(21,375)
(1,910)	Tyson Foods, Inc., Class A	(3,438,000)	4/20/13	18.0	(382,000)
(1,540)	Weatherford International Ltd.	(1,848,000)	1/19/14	12.0	(254,100)
(25,388)	Total Call Options Written (premiums received $3,123,363)	$(37,856,600)			$(2,507,591)

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For fair value measurement disclosure purposes, Common Stock and Warrant classified as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (5)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (6)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (7)  Perpetual security. Maturity date is not applicable.

  (8)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (9)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (10)  Principal Amount (000) rounds to less than $1,000.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

  Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

  ADR  American Depositary Receipt.

  BDR  Brazilian Depositary Receipt.

  GDR  Global Depositary Receipt.

  SPV  Special Purpose Vehicle

  I/O  Interest only security.

  N/A  Not applicable.

  N/R  Not rated.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2012

Assets
Investments, at value (cost $348,338,223)	$307,996,154
Cash	86,946
Cash denominated in foreign currencies (cost $1,043,934)	1,043,934
Deposits with brokers	11,785,263
Receivables:
Dividends	91,213
Interest	842,560
Investments sold	91,156
Paydowns	2,649
Reclaims	35,783
Other assets	21,924
Total assets	321,997,582
Liabilities
Securities sold short, at value (proceeds $6,784,423)	11,009,470
Call options written, at value (premiums received $3,123,363)	2,507,591
Payable for investments purchased	1,466,513
Accrued expenses:
Management fees	247,483
Trustees fees	21,630
Other	153,448
Total liabilities	15,406,135
Net assets	$306,591,447
Shares outstanding	19,210,609
Net asset value per share outstanding	$15.96
Net assets consist of:
Shares, $.01 par value per share	$192,106
Paid-in surplus	352,494,757
Undistributed (Over-distribution of) net investment income	(1,766,575)
Accumulated net realized gain (loss)	(377,819)
Net unrealized appreciation (depreciation)	(43,951,022)
Net assets	$306,591,447
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2012

Investment Income
Dividends (net of foreign tax withheld of $745,511)	$7,279,065
Interest	4,624,193
Total investment income	11,903,258
Expenses
Management fees	3,040,374
Dividends on securities sold short	73,211
Shareholder servicing agent fees and expenses	835
Custodian fees and expenses	267,506
Trustees fees and expenses	8,676
Professional fees	62,603
Shareholder reporting expenses	121,689
Stock exchange listing fees	8,453
Investor relations expense	111,776
Other expenses	44,124
Total expenses	3,739,247
Net investment income (loss)	8,164,011
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,184,706
Call options written	8,688,621
Put options purchased	(150,006)
Securities sold short	(2,876,552)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,617,925)
Call options written	(1,946,915)
Put options purchased	149,336
Securities sold short	568,589
Net realized and unrealized gain (loss)	(2,000,146)
Net increase (decrease) in net assets from operations	$6,163,865

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$8,164,011	$8,848,109
Net realized gain (loss) from:
Investments and foreign currency	3,184,706	8,532,867
Call options written	8,688,621	10,809,825
Put options purchased	(150,006)	—
Securities sold short	(2,876,552)	(1,164,609)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,617,925)	(73,474,076)
Call options written	(1,946,915)	8,209,297
Put options purchased	149,336	(35,845)
Securities sold short	568,589	(622,649)
Net increase (decrease) in net assets from operations	6,163,865	(38,897,081)
Distributions to Shareholders
From net investment income	(9,486,440)	(15,820,588)
From accumulated net realized gains	(6,433,347)	(8,826,012)
Return of capital	(8,576,202)	(1,559,833)
Increase (decrease) in net assets from distributions to shareholders	(24,495,989)	(26,206,433)
Capital Share Transactions
Cost of shares repurchased or retired	(33,550)	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	561,645
Net increase (decrease) in net assets from capital share transactions	(33,550)	561,645
Net increase (decrease) in net assets	(18,365,674)	(64,541,869)
Net assets at the beginning of period	324,957,121	389,498,990
Net assets at the end of period	$306,591,447	$324,957,121
Undistributed (Over-distribution of) net investment income at the end of period	$(1,766,575)	$(1,099,508)

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Investment Operations				Less Distributions								Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)
Year Ended 12/31:
2012	$16.91	$.42	$(.10)	$.32	$(.49)	$(.33)	$(.45)	$(1.27)	$—	*	$15.96	$14.91	(3.29)%	2.03%
2011	20.30	.46	(2.48)	(2.02)	(.83)	(.46)	(.08)	(1.37)	—		16.91	16.76	(11.00)	(10.28)
2010	18.35	.36	2.79	3.15	(1.20)	—	—	(1.20)	—	*	20.30	20.30	23.32	17.75
2009	13.15	.43	5.88	6.31	(.92)	(.19)	—	(1.11)	—	*	18.35	17.53	58.96	48.93
2008	19.85	.46	(5.27)	(4.81)	(.43)	(1.47)	—	(1.90)	.01		13.15	11.89	(26.03)	(24.85)

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

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	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Year Ended 12/31:
2012	$306,591	1.20%	2.61%	51%
2011	324,957	1.16	2.41	92
2010	389,499	1.15	1.90	76
2009	351,822	1.16	2.70	38
2008	252,695	1.14	2.63	60

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Each ratio includes the effect of dividends expense on securities sold short as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets
Year Ended 12/31:
2012	.02%
2011	.03
2010	.02
2009	.02
2008	.03

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

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Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Global Value Opportunities Fund (the "Fund") is a diversified closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JGV." The Fund was organized as a Massachusetts business trust on May 17, 2006.

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisers, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

The Fund's investment objective is to provide a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities and by opportunistically using leverage, primarily via writing (selling) call options and shorting a small position in equities.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as level 2. Prices of certain American Depository Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted

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securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, the Fund had outstanding when-issued/delayed purchase commitments of $421,779.

Investment Income

Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess

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Notes to

FINANCIAL STATEMENTS (continued)

will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2012 and December 31, 2011, are reflected in the accompanying financial statements.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short and options written are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized appreciation (depreciation) resulting from changes in foreign exchange rates associated with call options written, put options purchased and securities sold short are recognized as a component of "Change in net appreciation (depreciation) of call options written, put options purchased and securities sold short, respectively" on the Statement of Operations, when applicable.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is

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exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call/put options purchased and/or written '" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2012, the Fund wrote covered call options on individual stocks held in its portfolio to enhance yield and expected total return while foregoing some upside potential of its stock portfolio. The Fund also purchased put options on a single stock to benefit in the event its price declined.

The Fund did not purchase call options or write put options during the fiscal year ended December 31, 2012. The average notional amounts of put options purchased and call options written during the fiscal year ended December 31, 2012, were as follows:

Average notional amount of put options purchased*	$268,000
Average notional amount of call options written*	(44,858,520)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Short Sales

The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions and is recognized as "Deposits with brokers" on the Statement of Assets and Liabilities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividends on securities sold short" on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

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Notes to

FINANCIAL STATEMENTS (continued)

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

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The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$147,152,728	$108,397,433	$14,750	$255,564,911
Mortgage-Backed Securities	—	6,352,049	—	6,352,049
Convertible Preferred Securities	—	3,960,000	—	3,960,000
Convertible Bonds	—	12,259,316	128,723	12,388,039
Corporate Bonds	—	21,568,600	—	21,568,600
Sovereign Debt	—	2,220,000	—	2,220,000
Warrants	—	25,891	—	25,891
Short-Term Investments:
Repurchase Agreements	—	5,916,664	—	5,916,664
Common Stocks Sold Short	(11,009,470)	—	—	(11,009,470)
Derivatives:
Call Options Written	(2,507,591)	—	—	(2,507,591)
Total	$133,635,667	$160,699,953	$143,473	$294,479,093

*  Refer to the Fund's Portfolio of Investments for industry classifications, a breakdown of Common Stocks and Warrants classified as Level 2 and a breakdown of securities classified as Level 3.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the observability of inputs or due to securities no longer being fair valued using methods determined in good faith by, or at the discretion of, the Board of Trustees.

Level 1		Level 2		Level 3
Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$11,494,449	$(70,090,234)	$72,071,915	$(11,623,172)	$128,723	$(1,981,681)

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

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Notes to

FINANCIAL STATEMENTS (continued)

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	($2,507,591)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$8,688,621
Net Realized Gain (Loss) from Put Options Purchased
Risk Exposure
Equity Price	$(150,006)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(1,946,915)
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased
Risk Exposure
Equity Price	$149,336

4. Fund Shares

Transactions in shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares issued to shareholders due to reinvestment of distributions	—	28,831
Shares repurchased and retired	(2,500)	—
Weighted average:
Price per share repurchased and retired	$13.40	$—
Discount per share repurchased and retired	12.53%	—

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2012, aggregated $208,275,963 and $153,807,680, respectively.

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Transactions in call options written during the fiscal year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	43,811	$7,345,429
Call options written	34,168	5,071,815
Call options terminated in closing purchase transactions	(4,650)	(1,398,626)
Call options expired	(21,129)	(4,027,211)
Call options exercised	(26,812)	(3,868,044)
Outstanding, end of the period	25,388	$3,123,363

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies ("PFIC"), the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$350,462,535
Gross unrealized:
Appreciation	$15,099,889
Depreciation	(57,566,270)
Net unrealized appreciation (depreciation) of investments	$(42,466,381)

Permanent differences, primarily due to return of capital distributions, foreign currency reclassifications, investments in PFICs, investments in interest-only mortgage backed securities, paydown adjustments and distribution character reclassifications, resulted in reclassifications among the Fund's components of net assets as of December 31, 2012, the Fund's tax year end as follows:

Paid-in surplus	$(8,576,202)
Undistributed (Over-distribution of) net investment income	15,664,911
Accumulated net realized gain (loss)	(7,088,709)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2012 and December 31, 2011, were designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income *	$15,919,787
Distributions from net long-term capital gains	—
Return of capital	8,576,202
2011
Distributions from net ordinary income *	$21,245,339
Distributions from net long-term capital gains	3,401,261
Return of capital	1,559,833

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Fund's tax year ended December 31, 2012, there were no post-enactment capital losses generated.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Tradewinds Global Investors, LLC ("Tradewinds"), an affiliate of Nuveen, under which Tradewinds manages the investment portfolio of the Fund, including its options strategy. Tradewinds is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual

Nuveen Investments

compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

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Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays High Yield Index: An index that covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc. are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included). Original issue zeroes, step-up coupon structures and 144-As are also included. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Barclays U.S. Aggregate Bond Index: A measure that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Comparative Benchmark: A blended return comprised of 1) 80% MSCI All Country World Index; 2) 15% Barclays U.S. Aggregate Bond Index; and 3) 5% Barclays High Yield Index. Returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  MSCI All Country World Index: The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. Returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments And Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JGV	9.69%	48.27%

Foreign Taxes

The Fund paid qualifying foreign taxes of $745,511 and earned $6,467,292 foreign source income during the year ended December 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.039 per share as foreign taxes paid and $0.337 per share as income earned from foreign sources for the year ended December 31, 2012. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JGV	2,500

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-H-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$29,367	$0	$4,850	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$27,182	$0	$5,803	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$4,850	$0	$0	$4,850
December 31, 2011	$5,803	$0	$0	$5,803

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)         See Portfolio of Investments in Item 1.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Tradewinds Global Investors, LLC (“Tradewinds” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Tradewinds Global Investors, LLC, for a portion of the registrant’s investments (Tradewinds is also referred to as “Sub-Adviser”).  Tradewinds, as Sub-Adviser, provides discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHY

Michael A. Hart, CFA, Managing Director, Equity/Fixed Income Analyst, Portfolio Manager

Mike Hart is a portfolio manager, special situations analyst and fixed income analyst at Tradewinds.  He was formerly the president of Hemisphere Asset Management, an investment management firm he established in 2001.  Prior to founding Hemisphere, Mike was a senior portfolio manager at Scudder Kemper Investments.  At Scudder, his responsibilities included managing a $500-million emerging market debt portfolio as well as team-managing a $16-billion fixed income portfolio for an affiliate of Zurich Financial Services.  Throughout the 1990s, Mike was a portfolio manager and securities analyst at Farmers Group Inc., where he managed global fixed income and international value equity portfolios.  Mike was a member of Farmers’ fixed income and equity investment committees.  Mike began his career on the options floor of the Pacific Stock Exchange in San Francisco.  Mike earned a bachelor of science degree in agricultural economics from the University of California, Davis, and an MBA in finance from San Francisco State University.  Having earned the Chartered Financial Analyst designation, Mike is a member of CFA Institute and CFA Society of Los Angeles.

Ariane Mahler, Managing Director, Equity Analyst, Portfolio Manager

Ariane Mahler is a portfolio manager, telecommunication services analyst and utilities analyst at Tradewinds.  Prior to joining Tradewinds, Ariane was a director at Credit Suisse Asset Management, where she oversaw the telecom, media, and electric utilities sectors.  Prior to CSAM, Ariane was with Dresdner Kleinwort Wasserstein and Oppenheimer Capital in New York, where she conducted telecom and technology research in both US and global markets.  She also covered South America and Eastern Europe as a member of the emerging markets investment banking group at Bear Stearns in New York and SG Warburg in London.  Ariane earned her bachelor and master of science in economics from Ecole Supérieure des Sciences Economiques et Commerciales (ESSEC) in Paris and a master of science in finance from the London School of Economics.  She is fluent in French, Italian and Spanish, and conversant in Portuguese.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED

In addition to the Fund, as of December 31, 2012, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	Michael Hart	Ariane Mahler
(a) RICs
Number of accts	1	0
Assets ($000s)	$53,301,768	0

(b) Other pooled accts
Non-performance fee accts
Number of accts	4	0
Assets ($000s)	$79,477,615	0
(c) Other
Non-performance fee accts
Number of accts	1	1
Assets ($000s)	$1,168,034	$1,239,393
Performance fee accts
Number of accts	0	0
Assets ($000s)	0	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating limited opportunities across multiple accounts.

•                  With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•                  Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, each member of the investment team participates in the firm’s employee equity participation program which enables team members to participate in the long-term success of Tradewinds.

Item 8 (a)(4).  OWNERSHIP OF JGV SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Hart						X
Ariane Mahler				X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2012	0		0	1,920,000

FEBRUARY 1-29, 2012	0		0	1,920,000

MARCH 1-31, 2012	0		0	1,920,000

APRIL 1-30, 2012	0		0	1,920,000

MAY 1-31, 2012	0		0	1,920,000

JUNE 1-30, 2012	0		0	1,920,000

JULY 1-31, 2012	0		0	1,920,000

AUGUST 1-31, 2012	0		0	1,920,000

SEPTEMBER 1-30, 2012	0		0	1,920,000

OCTOBER 1-31, 2012	0		0	1,920,000

NOVEMBER 1-30, 2012	2,500	$13.40	2,500	1,917,500

DECEMBER 1-31, 2012	0		0	1,917,500

TOTAL	2,500

* The registrant’s repurchase program, for the repurchase of 1,920,000 shares, was authorized November 16, 2011.  The program was reauthorized for a maximum repurchase amount of 1,920,000 shares on November 15, 2012.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Value Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 8, 2013